UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                       July 21, 2010

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                                  (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2010, the Board of Directors of Insituform Technologies, Inc. (the “Company”) approved an amendment to Section 2.10 the Company’s Amended and Restated By-Laws.  This amendment changes the vote required for the adoption of any proposal, other than the election of directors or matters that otherwise require a different vote under Delaware law or our Certificate of Incorporation, from a majority vote of the stockholders entitled to vote to the affirmative vote of a majority of votes cast, either in person or by proxy.

A copy of the Amended and Restated By-laws of the Company, as amended through July 21, 2010, is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Amended and Restated By-laws of Insituform Technologies, Inc., as amended through July 21, 2010.

*           *           *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.
/s/ David F. Morris
David F. Morris Senior Vice President, General Counsel and Chief Administrative Officer

Dated:  July 27, 2010

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
3.1	Amended and Restated By-laws of Insituform Technologies, Inc., as amended through July 21, 2010.